UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549




                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest
                 Event Reported): June 16, 2003
                                 ----------------


                   ENNIS BUSINESS FORMS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                   1-5807           75-0256410
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  (State or other           (Commission          (I. R. S.
    Jurisdiction            File Number)          Employer
  of incorporation)                          Identification No.)



   1510 N. Hampton Suite 300, DeSoto, Texas          75115
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   (Address of principal executive offices)        (Zip Code)



                         (972) 228-7801
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       (Registrant's telephone number, including area code)

                            No Change
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  (Former name or former address, if changed since last report)

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Item 7.   Financial Statements and Exhibits
          ---------------------------------

      (c)  Exhibits

           99 Press release dated June 16, 2003, announcing first quarter operating results.


Item 9.   Regulation FD Disclosure
          ------------------------

       The following information is furnished pursuant to Item 9, "Regulation FD Disclosure", and Item 12, "Disclosure of Results of Operations and Financial condition."

      On June 16, 2003, Ennis Business Forms, Inc. issued a press
release announcing its first quarter operating results.   A  copy
of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.


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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENNIS BUSINESS FORMS, INC.


Date:  June 17, 2003           /s/Harve Cathey
       -----------------       ---------------------------------
                               Harve Cathey
                               Vice President - Finance and CFO,
                               Secretary and Treasurer,
                               Principal Financial and
                               Accounting Officer


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